POWERING GROWTH DELIVERING VALUE Investor Meetings March 31 – April 1, 2020

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could" and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather, seasonality, the general economy, customer and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, droughts, or other catastrophic events, such as fires, explosions, pandemic health events or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or continue or discontinue power plant operations consistent with our corporate interests; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. Powering Growth, Delivering Value | 2

PINNACLE WEST: WHO WE ARE We are a vertically integrated, regulated electric utility in the growing Southwest United States Our Business Our Energy Resources Pinnacle West operates Arizona Public Service Company (“APS”), our principal subsidiary $18B Consolidated Arizona’s largest and longest -serving Assets electric company, providing affordable and reliable electricity for approximately 1.3M customers Palo Verde We operate the Palo Verde Generating Station, the nation’s largest producer of carbon -free energy Legend Powering Growth, Delivering Value | 3

SENIOR MANAGEMENT TEAM We maintain a robust pipeline of talent to serve our complex operations and facilitate effective succession planning in a highly competitive talent environment Jeff Guldner Jim Hatfield Chairman of the Board, President and Executive Vice President, Chief Administrative “We have strategically Chief Executive Officer, Pinnacle West and Officer and Treasurer, Pinnacle West & APS selected successors for our Chairman and Chief Executive Officer, APS management team who we believe will lead our • Joined APS in 2004 from Snell & • Joined as SVP and CFO in 2008 Wilmer from OGE Energy Corp. company successfully into • Promoted to President in 2018 • Promoted to EVP and CAO, the future with continued • Elected to Pinnacle West Board January 2020 strong and sustainable and named Chairman, CEO in • Responsible for corporate performance.” Kathy Munro, 2019 functions including tax, audit Lead Director • Significant experience in public and strategy utility and energy law and • 38+ years of financial regulation experience in the utility and energy business Ted Geisler Daniel Froetscher Maria Lacal Senior Vice President and Chief Financial President and Chief Operating Officer, APS Executive Vice President and Chief Nuclear Officer, Pinnacle West & APS Officer, APS • Joined APS in 2001 • Joined APS in 1980 • Joined APS as VP Operations • Promoted to SVP and CFO, • Promoted to President and Support in 2007 from Florida January 2020 COO, January 2020 Power and Light Company • Responsible for financial and • Responsible for customer • Promoted to EVP and Chief technology functions, including service, T&D, non-nuclear Nuclear Officer, January 2020 finance and treasury, investor generation, resource • Responsible for all-nuclear relations, enterprise-wide management, environmental, related activities associated with technology applications and supply chain, external Palo Verde Generating Station infrastructure communications and corporate development Powering Growth, Delivering Value | 4

A STRATEGY TO DRIVE VALUE The APS Strategic Business Plan is anchored by four themes The Core is the foundation for our that align with industry trends shaping our future and the strategic and business initiatives way we do business Clean Affordable  100% clean, carbon-free  Deliver affordable energy for the electricity by 2050 benefit of the customers and  65% clean energy by 2030 with communities we serve 45% renewable energy  End APS’s use of coal-fired generation by the end of 2031 Reliable Customer Focused  Safely and efficiently deliver  Develop innovative and new reliable energy to meet the needs solutions to meet the changing of our customers now and in the needs of our customers future Powering Growth, Delivering Value | 5

FUTURE FOCUS: CLEAN ENERGY PLAN Powering Growth, Delivering Value | 6

FUTURE FOCUS: CLEAN ENERGY PLAN Powering Growth, Delivering Value | 7

ENERGY STORAGE CONTRIBUTION TO RELIABILITY • System reliability can be maintained by installing Increasing storage longer duration energy storage duration required to maintain reliability • Energy storage helps minimize the need for additional gas resources and allows for higher renewable utilization • Plan includes over 300 MW/year of energy 3 Hour storage from 2022 through 2030 4 Hour Storage 9500 9000 8500 8000 7500 5+ Hour Storage MW 7000 6500 6000 12 13 14 15 16 17 18 19 20 21 22 23 24 5500 5000 1 2 3 4 5 6 7 8 9 101112131415161718192021222324 GasCC Wind Gas CT Storage Discharge Solar Storage Charge Powering Growth, Delivering Value | 8

COAL EXIT STRATEGY Plan to exit coal 7 years earlier than originally projected Navajo 315 MW Cholla 387 MW by 2025 Remaining 970 MW by 2031 Coal Free 2018 2019 2025 2031 Powering Growth, Delivering Value | 9

ENVIRONMENTAL RECOGNITION Climate Change and Water Security “A Lists” by CDP: the only U.S. electric utility and 1 of 10 U.S. companies with A’s in both categories Named to the annual ranking of the world’s Top 100 Green Utilities by Energy Intelligence’s EI New Energy MSCI Environmental Sustainability and Governance “A” rating* *As of June 25, 2019 Powering Growth, Delivering Value | 10

RENEWABLE RESOURCES APS Solar Portfolio* APS currently has 1,828 MW* of renewable resources: Owned PPA 240 MW 310 MW • Solar 1,512 MW DG • Wind 289 MW 962 MW • Biomass 14 MW • Geothermal 10 MW • Biogas 3 MW Owned solar includes 170 MW AZ Sun Program, 26 MW of APS owned Distributed Generation (DG), 4 MW of other APS owned utility scale solar and 40 MW Red Rock Solar Plant; PPA is primarily 250 MW Solana Concentrated Solar Facility Yuma Foothills Aragonne Mesa Snowflake Salton Sea Glendale Landfill Solar Wind Biomass Geothermal Biogas 35 MW 90 MW 14 MW 10 MW 3 MW Powering Growth, Delivering Value | 11 * As of 12/31/19 as reported in the 2019 Form 10-K – with additional 95 MW under development

BRIGHT CANYON ENERGY First acquisition of and ownership position in wind Clear Creek and Nobles 2 Wind Investments Opportunity • 9.9% stake in 242MW Clear Creek wind farm in Missouri • PPA to Associated Electric Cooperative • 5.1% stake in 250MW Nobles 2 wind farm in Minnesota • PPA to Allete subsidiary, Minnesota Power • Both projects currently under construction and expected online in 2020 Benefits • Gain experience in the construction, ownership and operation of wind • Invest in fully contracted assets • Form strategic relationship with Tenaska, a proven developer and operator, via a minority equity position Powering Growth, Delivering Value | 12

ECONOMIC DEVELOPMENT Arizona’s focus on economic development continues to support growth in the state 2019 – New companies moving into APS’s service territory include: • Microsoft – constructing three world-class data centers • Nike – multimillion-dollar manufacturing facility employing at least 500 people • Red Bull – 700,000 square-foot facility • Fairlife – 300,000 square-foot facility; scheduled to begin operation in 2020 • Stream Data Centers – 2 million square-feet of data center facilities • Compass Datacenters – eight buildings on 225 acre campus What Others are Saying: • Arizona’s Booming Job Growth Ranks Second in the Nation; January 28, 2020 • Arizona a top state for population growth, new Census data shows; Phoenix Business Journal, January 3, 2020 • New study ranks Arizona economy among best in US; Phoenix Business Journal, June 9, 2019 • Phoenix leads US in population growth, new Census data shows; Phoenix Business Journal, May 23, 2019 • Arizona climbs on ranking of best states for business; Phoenix Business Journal, May 11, 2019 Powering Growth, Delivering Value | 13

HUMAN CAPITAL MANAGEMENT We are investing in human capital to attract, retain and engage a diverse, highly skilled workforce Powering Growth, Delivering Value | 14

DIVERSITY AND INCLUSION Powering Growth, Delivering Value | 15

DELIVERING SHAREHOLDER VALUE Our management team is committed to increasing shareholder value as a top priority Powering Growth, Delivering Value | 16

SOCIAL CAPITAL We are committed to being a premier corporate citizen while serving Arizona’s energy needs Powering Growth, Delivering Value | 17

CUSTOMER AFFORDABILITY Powering Growth, Delivering Value | 18

APPENDIX

APS CAPITAL EXPENDITURES Capital expenditures will support our growing customer base and utilization of advanced technology $ in millions PROJECTED $2,000 $1,800 $1,650 $1,725 $121 $1,600 $154 $44 $53 $1,400 $1,331 Traditional Generation $1,231 $139 1 $1,200 Ocotillo $185 $44 $613 $794 $14 Environmental $1,000 $27 $252 $168 Clean Generation $800 $182 Transmission $179 $203 $208 $600 Distribution Other $400 $521 $554 $444 $446 $200 $137 $160 $183 $112 $- 2019 2020 2021 2022 • 2020 – 2022 as disclosed in the 2019 Form 10-K. 1 Ocotillo Modernization Project: Units in service second quarter 2019. Powering Growth, Delivering Value | 20

OPERATIONS & MAINTENANCE Goal is to keep O&M per kwh flat, adjusted for planned outages $ in millions $933 $858 74 $856 $830 - $850 63 48 40 - 50 859 795 808 790 - 800 2017 2018 2019 2020E PNW Consolidated ex RES/DSM1 Planned Fleet Outages 1 Excludes RES/DSM of $91 million in 2017, $104 million in 2018, $86 million in 2019, and $65 million in 2020E. Powering Growth, Delivering Value | 21

RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business APS Rate Base Growth Total Approved Rate Base Year-End Generation & Distribution Transmission ACC FERC Long-term Rate Base Guidance: 19% 6-7% Average Annual Growth $2.3 81% ACC FERC $1.6 Rate Effective Date 8/19/2017 6/1/2019 Test Year Ended 12/31/20151, 2 12/31/2018 $10.3 Rate Base $6.8B $1.6B $7.7 Equity Layer 55.8% 54.6% Allowed ROE 10.0% 10.75% 1 Adjusted to include post test-year plant in service through 12/31/2016 2018 2019 2020 2021 2022 2 On 10/31/19 APS filed an ACC general rate case with a proposed $8.9B rate Projected base for an adjusted test year ended 6/30/19. Rate base $ in billions, rounded Powering Growth, Delivering Value | 22

Near-Term Long-Term Debt Maturities 2019 Major Financing Activities $ in millions • $200 million 18-month APS unsecured $1,000 term loan entered into in February 2019 • $300 million 30-year 4.25% APS senior $800 unsecured notes issued February 2019 • $300 million 10-year 2.6% APS senior $600 $450 unsecured notes issued August 2019 • $300 million 30-year 3.5% APS senior $400 unsecured notes issued November 2019 $200 $350 2020 Major Financing Activities $- • Expect up to $1.0 billion of term debt 20201 20212 20222 issuance at APS and $450 million at PNW in 2020 APS PNW 1 2020 maturities include $150 million of APS 2.2% notes repaid in January 2020. 2 No long-term debt maturities in 2021 and 2022. Powering Growth, Delivering Value | 23

2019 APS RATE CASE APPLICATION

Filed October 31, 2019
Docket Number: E-01345A-19-0236
Additional details, including filing, can be found at http://www.pinnaclewest.com/investors

Adjustor Changes and New Mechanisms Overview	
Formula Rate	- Proposed as an alternative to existing adjustor mechanisms
Deferral of Costs for Limited Income Program	- Allows for growth of program without requiring estimation of future enrollment
Property Tax Deferral	- Deferral of any increase or decrease in Arizona property taxes attributable to tax rate changes
Rate Design Overview	
Residential Rate Design	- Extend super off peak to residential demand rates - Subscription rate pilot
Commercial and Industrial Rate Design	- Propose AG-Y (access to market index pricing) program for medium and large general service customers
Customer Support Programs	- More ways to enroll in the program - Propose increasing funding of Crisis Bill from $1.25M to $2.5M

PINNACLE WEST CAPITAL CORPORATION
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2019 RATE CASE KEY FINANCIALS APS has requested a rate increase to become effective December 1, 2020 Test year ended June 30, 2019 Total Rate Base - Adjusted $11.12 Billion ACC Rate Base - Adjusted $8.87 Billion Allowed Return on Equity 10.15% Capital Structure Long-term debt 45.3% Common equity 54.7% Base Fuel Rate (¢/kWh) 3.0168 Post-test year plant period 12 months Overview of Rate Increase ($ in Millions) Total stated base rate increase (inclusive of existing adjustor transfers) $ 68.59 2.1% Plus: Transfer to base rates of various adjustors already in effect $ 115.04 3.5% Net Customer Bill Impact $ 183.63 5.6% Powering Growth, Delivering Value | 25

2019 RATE CASE KEY FINANCIALS APS has requested a rate increase to become effective December 1, 2020 Overview of Rate Increase ($ in Millions) - Key Components Four Corners SCRs $ 73 Ocotillo Modernization Project 100 Post-Test Year Plant Additions 66 Net Change in Other Items 64 Tax Expense Adjustor Termination (119) Total Revenue Request $ 184 Powering Growth, Delivering Value | 26

APS Rate Case Procedural Schedule Arizona Public Service Company Docket # E-01345A-19-0236 Application Filed October 31, 2019 Staff/Intervenor Direct Testimony (August 3, 2020) Staff/Intervenor Direct Testimony (Rate Design) (August 10, 2020) APS Rebuttal Testimony (September 1, 2020) Staff/Intervenor Surrebuttal Testimony (September 15, 2020) APS Rejoinder Testimony (September 23, 2020) Pre-Hearing Conference (September 25, 2020) Hearing Commences (September 30, 2020) Powering Growth, Delivering Value | 27

ARIZONA UTILITIES GENERAL RATE CASES Tucson Electric Power Company Southwest Gas Docket # E-01933A-19-0028 Docket # G-01551A-19-0055 Application Filed April 1, 2019 Application Filed May 1, 2019 Hearing Commences (Jan 16, 2020) Staff /Intervenor Direct Testimony (Revenue) (Feb 5, Staff’s late-filed testimony (March 31, 2020) 2020) Staff/Intervenor Direct (Rate Design) (Feb 19, 2020) Responsive testimony (April 14, 2020) Additional hearing dates (April 22-23, 2020) SWG Rebuttal Testimony (March 11, 2020) Initial post-hearing briefs (May 7, 2020) Staff/Intervenor Surrebuttal Testimony (April 3, 2020) SWG Rejoinder Testimony (April 14, 2020) Final post-hearing briefs (May 22, 2020) Prehearing Conference (April 16, 2020) Hearing Commences (April 20, 2020) Powering Growth, Delivering Value | 28

RESIDENTIAL PV APPLICATIONS1 Residential DG (MWdc) Annual Additions 151 133 133 122 4,000 3,500 24 3,000 2016 2017 2018 2019 2020 2,500 2,000 1,500 1,000 500 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 Applications 2018 Applications 2019 Applications 2020 Applications 1 Monthly data equals applications received minus cancelled applications. As of February 29, 2020, approximately 106,700 residential grid- tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 859 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. Powering Growth, Delivering Value | 29

CUMULATIVE PEAK CAPACITY NEEDS THROUGH 2028 Merchant CC Toll (570MW) expires 4,500 Merchant CC Toll Merchant CC Toll (465 MW) expires 4,000 (565MW) expires 3,500 PAC Exchange Large resource 3,000 (480MW) expires CH 1 & 3 needs resulting retirement 2,500 (387MW) from load growth, data centers and MW 2,000 contract roll-offs 1,500 1,000 500 0 2020 2021 2022 2023 2024 2025 2026 2027 2028 Powering Growth, Delivering Value | 30

SYSTEM OPERATING CHANGE Spring 2025 • Energy storage helps reduce the need for winter gas peaking resources and can be charged with zero or negatively priced energy Spring Day – High Renewables with Storage Spring Day – High Renewables, No Storage 6000 6000 5000 5000 4000 4000 3000 3000 2000 2000 1000 1000 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Base Load Gas CC Storage Discharge Wind Gas CT Solar Storage Charge Curtailment Load Powering Growth, Delivering Value | 31

SYSTEM OPERATING CHANGE Summer 2025 • Energy storage reduces the need for gas peaking resources and pipeline capacity Summer Peak Day – High Renewables with Storage Summer Peak Day – High Renewables, No Storage 10000 10000 9000 9000 8000 8000 7000 7000 6000 6000 5000 5000 MW MW 4000 4000 3000 3000 2000 2000 1000 1000 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 2324 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Base Load* Gas CC Wind Gas CT Storage Discharge Solar Storage Charge Load Powering Growth, Delivering Value | 32

TAX REFORM

ACC – TAX EXPENSE ADJUSTOR MECHANISM:

- *PHASE I*: The ACC approved $119 million annual rate reduction reflecting the lower federal tax rate. Effective for the March 2018 billing cycle.
- *PHASE II*: The ACC approved an additional $86.5 million rate reduction to return the unprotected "excess" deferred taxes to ACC customers over a 12-month period. Effective for the April 2019 billing cycle.
- *PHASE III*: The ACC approved the rate reduction effective for the December 2019 billing cycle – (i) a one-time bill credit to customers to return $64 million related to amortization of protected "excess" deferred taxes from January 1, 2018 through October 31, 2019; and (ii) a monthly bill credit to return an additional $39.5 million to customers from December 2019 through December 2020 billing cycle.

CASH TAXES

- New bonus deprecation regulations issued in September 2019 resulted in additional accelerated cash tax benefits of $100M through December 31, 2019.
- Minimal cash tax payments in 2020 as the Company utilizes existing tax credit carryforwards.
- Future investment tax credits from renewable efforts will likely reduce cash tax payments in the year the assets are placed in service.

EFFECTIVE TAX RATE

- Amortization of TEAM Phase II excess deferred taxes will benefit the Company's 2019 and 2020 ETR.
- Amortization of TEAM Phase III excess deferred taxes are anticipated to benefit the ETR over a 28.5 year period.

Net Regulatory Liability for Excess Deferred Taxes ($ in millions)	At Dec. 31, 2019
Total Net Regulatory Liability for Regulated Excess Deferred Taxes	$1,358
Net Regulatory Liability for Depreciation Related Excess Deferred Taxes (to be returned over the life of property)	$1,308
Net Regulatory Liability for Non-Depreciation Related Excess Deferred Taxes	$50

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PENSION & OTHER POST RETIREMENT BENEFITS (“OPEB”) Pension Funded Status1 97% Contributions 2019A 2020E 2021E 2022E 95% 90% Pension $150 Up to $100 Each Year OPEB $0 $0 $0 $0 Expense Assumptions 2019 2020 YE 2017 YE 2018 YE 2019 Discount Rate: Pension 4.34% 3.30% Expected Long-Term Return Data as of February 3, 2020 6.25% 5.75% on Plan Assets: Pension • The pension plan employs a liability driven investment strategy in order to help reduce volatility in the plan’s funded status. • Currently, we have about 68% of the pension portfolio in fixed income assets and 37% in equity and other investments. The fixed income assets provide approximately a 70% interest rate hedge. We expand the hedge to 100% using Treasury futures contracts. • The level of the liability and the value of the fixed income assets and Treasury futures contracts should move together when interest rates change keeping the funded status relatively constant. 1 Excludes supplemental excess benefit retirement plan calculated on a PBO basis. 2 Excludes amounts capitalized or billed to electric generating plant joint owners. Powering Growth, Delivering Value | 34

CREDIT RATINGS AND METRICS APS Pinnacle West 2016 2017 2018 Corporate Credit Ratings1 APS FFO / Debt 27.4% 29.4% 24.5% Moody’s A2 A3 FFO / Interest 6.9x 7.5x 6.5x S&P A- A- Debt / 47.3% 46.8% 47.0% Fitch A- A- Capitalization Pinnacle West Senior Unsecured1 FFO / Debt 26.3% 26.4% 22.1% Moody’s A2 A3 FFO / Interest 6.8x 7.1x 6.2x S&P A- BBB+ Debt / 48.7% 50.0% 51.4% Fitch A A- Capitalization S&P rates the outlooks for APS and Pinnacle West as Source: Standard & Poor’s Stable. Fitch & Moody’s rate the outlooks for both as Negative. 1 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. Powering Growth, Delivering Value | 35

2020 KEY DATES ACC Key Dates / Docket # Q1 Q2 Q3 Q4 Power Supply Adjustor (PSA): E-01345A-16-0036 Effective: Feb 1 Lost Fixed Cost Recovery: E-01345A-16-0036 Filed: Feb 14 To be Filed: May 15 Transmission Cost Adjustor: E-01345A-16-0036 Effective: Jun 1 2020 DSM/EE Implementation Plan: E-01345A-19-0148 2020 RES Implementation Plan: E-01345A-19-0088 Hearing Begins: 2019 Rate Case: E-01345A-19-0236 Sept 30 Resource Planning and Procurement: E-00000V-19-0034 IRP Due: Jun 26 Resource Comparison Proxy (RCP): New Docket To be Filed: May 1 Possible Modification to Commission’s Energy Rules: RU-00000A- Workshops Mar 10, 11 18-0284 Modification to Retail Competition Rules: RE-00000A-18-0405 Workshops Feb 25, 26 Proposed Termination of Service Rule Modifications: RU-00000A- Workshop Jan 30 19-0132 Powering Growth, Delivering Value | 36

PURCHASED POWER CONTRACTS

	Contract	Location	Status[1]	PPA Signed	COD	Term (Years)	Net Capacity (MW)
SOLAR 310 MW	Solana	Gila Bend, AZ	IO	Feb-2008	2013	30	250
	RE Ajo	Ajo, AZ	IO	Jan-2010	2011	25	5
	Sun E AZ 1	Prescott, AZ	IO	Feb-2010	2011	30	10
	Saddle Mountain	Tonopah, AZ	IO	Jan - 2011	2012	30	15
	Badger	Tonopah, AZ	IO	Jan-2012	2013	30	15
	Gillespie	Maricopa County, AZ	IO	Jan-2012	2013	30	15
WIND 289 MW	Aragonne Mesa	Santa Rosa, NM	IO	Dec-2005	2006	20	90
	High Lonesome	Mountainair, NM	IO	Feb-2008	2009	30	100
	Perrin Ranch Wind	Williams, AZ	IO	Jul-2010	2012	25	99
GEOTHERMAL 10 MW	Salton Sea	Imperial County, CA	IO	Jan-2006	2006	23	10
BIOMASS 14 MW	Snowflake	Snowflake, AZ	IO	Sep-2005	2008	15	14
BIOGAS 3 MW	NW Regional Landfill	Surprise, AZ	IO	Dec-2010	2012	20	3
INTER-UTILITY 540 MW	Exchange Agreement		IO	Sep-1990	1991	30	480
	Purchase Agreement	Not Disclosed	IO	May-2009	2010	10	60
CONVENTIONAL TOLLING 1,598 MW	Tolling Agreement	Not Disclosed	IO	Dec-2017	2020	7	570
	Tolling Agreement	Not Disclosed	IO	Dec-2016	2020	6	565
	Tolling Agreement	Not Disclosed	IO	Feb - 2019	2021	7	463
DEMAND RESPONSE 25 MW	Demand Response	Not Disclosed	IO	Sep-2008	2010	15	25
SOLAR PLUS ENERGY STORAGE 50 MW	Solar Plus Energy Storage	Arlington, AZ	UD	Feb – 2018	2021	15	50
	Total Contracted Capacity						2,839 MW

* As disclosed in 2019 Form 10-K.

[1] UD = Under Development; IO = In Operation

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CAPITAL CORPORATION

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